UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2008
NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)
Registrant’s telephone number, including area code: (763) 535-8333
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01 Entry Into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index

Item 1.01 Entry Into a Material Definitive Agreement
On October 30, 2008, Navarre Corporation, together with its subsidiary companies, (the “Company”) entered into a Fourth Amendment to Fourth Amended and Restated Credit Agreement with General Electric Capital Corporation (the “Amendment”). Effective as of September 30, 2008, the Amendment (i) clarified that the calculation of “EBITDA” under the credit agreement to indicate that it will not be impacted by any non-cash charges to earnings related to goodwill impairment; and (ii) revised the definition of “Index Rate” to indicate that the interest rate for non-LIBOR borrowings will not be less that the LIBOR rate for an interest period of three months.
The discussion herein regarding the Amendment is qualified in its entirety by reference to the Fourth Amendment to Fourth Amended and Restated Credit Agreement by and among the Company and General Electric Capital Corporation, attached hereto as Exhibit 10.1.
Item 2.02 Results of Operations and Financial Condition
On October 30, 2008, Navarre Corporation issued a press release announcing its preliminary financial results for the period ending September 30, 2008. This press release indicated that the results are preliminary because the Company is assessing the impact of a non-cash charge associated with the impairment of the carrying value of goodwill Under SFAS 142. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The press release attached as Exhibit 99.1 discloses certain information that is not presented in accordance with United States generally accepted accounting principles (“GAAP”). The non-GAAP financial measures included in the earnings release have been reconciled to the comparable GAAP results and should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.
Neither the information in this Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit
10.1	Form of Fourth Amendment to Amended and Restated Credit Agreement by and among Navarre Corporation, together with its subsidiaries, and General Electric Capital Corporation dated October 30, 2008

99.1	Press Release, dated October 30, 2008, issued by Navarre Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: October 31, 2008	By:	/s/ J. Reid Porter
		Name:	J. Reid Porter
		Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Fourth Amendment to Amended and Restated Credit Agreement by and among Navarre Corporation, together with its subsidiaries, and General Electric Capital Corporation dated October 30, 2008

99.1	Press Release issued by Navarre Corporation, dated October 30, 2008